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                                                                      Exhibit 23



                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-03159, Registration Statement No. 33-37229 and Registration Statement No. 33-42194 of Pool Energy Services Co., each on Form S-8, of our report dated February 17, 1998, appearing in this Annual Report on Form 10-K of Pool Energy Services Co. for the year ended December 31, 1997.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP


Houston, Texas
February 23, 1998